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                                                                    EXHIBIT 21.1
       SUBSIDIARIES AND JOINT VENTURES OF CATELLUS DEVELOPMENT CORPORATION



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
             ENTITY                                       PERCENTAGE OWNED BY CATELLUS                  JURISDICTION OF ENTITY
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
Santa Fe Towers Land Company                              100%                                          California
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Torrance Investment Company                             66.66%(1)                                       California
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Seabridge Properties, Inc.                                100%                                          Delaware
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JMB/Santa Fe Bayfront Venture                              50%(2)                                       California
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Harbor Drive Company                                      100%                                          Delaware
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Pacific Market Investment Company                          50%(3)                                       California
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New Orleans International Hotel                         14.15%(18)                                      Louisiana
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New Orleans Rivercenter                                   (12)                                          Louisiana
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International Rivercenter                               25.16%                                          Louisiana
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SF Pacific Properties Inc.                                100%                                          Delaware
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Golden Empire Investment Corporation                      100%(4)                                       Delaware
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Sequoia Pacific Realco                                  95.33%(5)                                       California
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Pacific Design Center                                      75%(6)                                       California
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Design Properties, Inc.                                   (21)                                          California
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Design Center Services                                     75%(6)                                       California
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The South Portal Company                                   (7)                                          Delaware
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ANT, LLC                                                   (8)                                          Delaware
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Catellus Management Corporation                           100%                                          Delaware
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Collinsville Property Corporation                         100%                                          Delaware
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Catellus Construction Corporation                         100%(9)                                       Delaware
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Catellus Union Station, Inc.                              100%                                          Delaware
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Union Station Partners                                     50%(10)                                      California
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Catellus Residential Group, Inc.                          100%                                          California
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Catellus Residential Design Center, Inc.                  100%(13)                                      Delaware
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Catellus Residential Communities, Inc.                    100%(13)                                      California
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Catellus Residential Homes Corp. I                        100%(13)                                      California
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Catellus Residential Westchester, L.L.C.                   50%(15)                                      Delaware
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Akins-Seyen General Partnership                            50%(14)                                      California
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Catellus Residential Vista Ladera L.L.C.                   50%(15)                                      Delaware
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Catellus Residential Ridgemoor, Inc.                      100%(13)                                      California
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Catellus Residential Marbella, Inc.                       100%(13)                                      California
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Catellus Residential Ridgemoor Homes, Inc.                100%(13)                                      California
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Catellus Residential Ocean Ridge, Inc.                    100%(13)                                      Delaware
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Catellus Residential Construction, Inc.                   100%(13)                                      Delaware
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CRG-CDI Oxnard LLC                                         50%                                          Delaware
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Catellus Residential Tustin II LLC                         50%                                          Delaware
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Riding-Catellus Golden Gate LLC                            80%                                          Delaware
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Catellus Residential Financial Services, LP                70%                                          California
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Riding/Catellus LLC                                        80%                                          Delaware
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Dallas International Ltd.                                  25.21%(11)                                   Texas
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Desman Road Partners                                       37.82%                                       California
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Gilman Property Corporation                               100%                                          Delaware
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RVL, Inc.                                                 100%                                          Delaware
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Union Station Venture One Corporation                     100%                                          Delaware
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GGF Properties, LLC                                       100%                                          Delaware
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GGF Holdings, LLC                                         100%                                          Delaware
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

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(1)  66.66% partnership interest owned through Santa Fe Towers Land Company.
(2)  50% partnership interest owned through Seabridge Properties, Inc.
(3)  50% partnership interest owned through Harbor Drive Company.
(4)  100% owned through SF Pacific Properties Inc.
(5) Owned by SF Pacific Properties, Inc., through Golden Empire Investment Corporation which holds a 95.33% partnership interest
(6)  Partnership interest owned directly by Sequoia Pacific Realco.
(7) 2.174% owned through SF Pacific Properties, Inc. and also owned through Sequoia Pacific Realco, L.P., which owns 97.826%
(8) Owned through The South Portal Company, which holds a 100% membership interest.
(9) California State Contractor License No. 695604; to perform construction services for a fee.
(10) 50% partnership interest owned through Catellus Union Station, Inc.
(11) Catellus owns 25.21% of capital, 24.19% of profit and loss.
(12) 38.75% owned through Harbor Drive Company. Also owned through New Orleans International Hotel, which holds a 22.5% interest.
(13) 100% ownership through Catellus Residential Group, Inc.
(14) 50% partnership interest owned through Catellus Residential Group, Inc., through Catellus Residential Homes Corp. I.
(15) 50% partnership interest owned through Catellus Residential Group, Inc., through Catellus Residential Homes Corp. I, 50% membership interest owned by Ssangyong
(16) 50% partnership interest owned through Catellus Residential Group, Inc., 50% membership interest owned by Community Dynamics, Inc.
(17) 50% partnership interest owned through Catellus Residential Group, Inc., 50% membership interest owned by Ssangyong
(18) Limited partnership interest through Harbor Drive.
(19) 80% membership interest owned through Catellus Residential Group, Inc., 20% membership interest owned by The Riding Group
(20) 70% partnership interest owned through Catellus Residential Group, Inc., 30% partnership interest owned by Duxford Financial Services
(21) Owned through Pacific Design Center.